UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2022

DIME COMMUNITY BANCSHARES, INC.

(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560
Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The Nasdaq Stock Market, LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By letter received by Dime Community Bancshares, Inc. (the “Company”) on September 21, 2022, Vincent F. Palagiano informed the Board of Directors of the Company and its wholly-owned subsidiary, Dime Community Bank (the “Bank”), that he is retiring from the Board of Directors of the Company and the Bank, for personal reasons, effective September 21, 2022. There were no disagreements between Director Palagiano and the Company or the Bank. Director Palagiano originally joined the Board of Directors of The Dime Savings Bank of Williamsburgh, a predecessor of the Bank, in 1978.

On September 21, 2022, Paul M. Aguggia was appointed to the Board of Directors of the Company, effective immediately, to fill the position vacated by the retirement of Vincent F. Palagiano.  Mr. Aguggia will serve for a term that will expire at the annual meeting of the shareholders of the Company in 2023.  Mr. Aguggia was also appointed to the Board of Directors of the Bank.  Mr. Aguggia will serve on the Credit Risk, Enterprise Risk, and Compliance Committees of the Board of Directors.

Mr. Aguggia is currently a corporate services attorney and Partner at Holland & Knight LLP and works out of the firm’s Washington, D.C. and New York offices. He previously served as the Chairman of the Board of Directors, President and Chief Executive Officer of Clifton Bancorp Inc. from January 2014 until its merger with Kearny Financial Corp., for which he served on the Board of Directors until October 2018.

There are no arrangements or understandings between Mr. Aguggia and any other person pursuant to which Mr. Aguggia became a director.  Mr. Aguggia is not a party to any transaction with the Company that would require disclosure under 404(a) of the Securities and Exchange Commissions’ Regulation S-K.

A copy of the press release announcing Director Palagiano’s retirement is attached to this Current Report on Form 8-K as Exhibit 99.1, and a copy of the press release announcing Mr. Aguggia’s appointment to the Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of the Registrant, dated September 21, 2022, announcing the retirement of a Director.
99.2	Press Release of the Registrant, dated September 21, 2022, announcing the appointment of a Director.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dime Community Bancshares, Inc. (Registrant)

DATE: September 21, 2022	/s/ PATRICIA M. SCHAUBECK
Patricia M. Schaubeck
Executive Vice President & General Counsel